Exhibit 99.2

10/3/2006 1:54:32 PM

Legal notices These presentations contain forward-looking statements. Actual results may vary, perhaps materially, from those contained in the forward-looking statements and the expected results may not occur. More information on risks and uncertainties related to McAfee may be found in its quarterly and annual reports filed with the United States Securities and Exchange Commission (SEC). Any and all information contained within is subject to change without notice.

Legal Notices In connection with the proposed transaction between McAfee and Citadel, Citadel will prepare a proxy statement for the stockholders of Citadel to be filed with the SEC. Before making any voting decision, Citadel’s stockholders should read this proxy statement carefully in its entirety when it becomes available because it will contain important information about the proposed transaction. Stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov and will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Citadel at Two Lincoln Centre, 5420 LBJ Freeway, Suite 1600, Dallas, Texas 75240, telephone: (214) 520-9292, or from Citadel’s website, http://www.citadel.com.

Information Contained in This Presentation Citadel and McAfee Operational Independence: At this time, McAfee and Citadel have entered into a definitive agreement for McAfee to purchase substantially all of Citadel’s assets. This activity is subject to Citadel Stockholder and regulatory approval. Until these approvals are granted, the two parties will continue to: Compete, develop and market their products independently. Limit the scope of sharing sensitive information to those individuals who are responsible for carrying out legitimate diligence or integration planning activities. Refrain from acting jointly or as combined operations prior to closing. Refrain from using any competitively sensitive information received for any commercial purpose.

Welcome to McAfee !

Agenda for the Afternoon AnnouncementSteve Solomon President & CEO, Citadel Security Welcome to McAfee Jim Lewandowski Executive VP, McAfee Inc. Why This Combination Pinkesh Shahis Strategic Sr.Director of Product MGT Development Roadmap Bryan BarneyVP of Engineering Joining the McAfee Family Darrell RodenbaughSVP, Worldwide Field Operations Happy Hour & Mixer

McAfee to Acquire Citadel Learn More McAfee and Citadel have entered into definitive agreement … Learn More What have we announced? MCAFEE, INC. TO ACQUIRE CITADEL SECURITY SOFTWARE INC. Acquisition Strengthens McAfee’s Capabilities through Comprehensive Policy Compliance and Vulnerability Remediation

Why? Citadel’s products are mission critical Worlds most important networks depend on Hercules McAfee is worlds largest dedicated security company Global reach to support our global customers Common vision of integrated security vs point products Our employees share similar passion and excellence

Common View of Customer Needs

[LOGO]

YOU are our greatest ASSET! This is what we all have been working for We have accomplished a lot in a short period of time We have met challenges well beyond expected We have a brand envied by much larger companies Fate of our employees has been paramount to the deal Integration plan considers human planning FIRST We will continue to succeed

On Behalf of The Board of Citadel and all of our Shareholders: THANK YOU!

Welcome to McAfee ! Jim Lewandowski Executive Vice President McAfee Inc.

3 October 2006 13

McAfee Overview

- World's largest dedicated security company
- Revenues $1.1B approx. in 2006 (guidance)
- Over 3,500 Employees Worldwide
- Approx. $1.1B in Cash, $3.8B Market Cap
- Delivering business solutions in 100+ countries
- Support team of 750+ professionals
- Time Magazine's pick for "50 Coolest Websites" in the world (McAfee SiteAdvisor)
- McAfee Research [AVERT™]
  - 100+ Researchers in 16 Labs worldwide
  - Research on threats, vulnerabilities, and malware
- Trusted Security Advisors–Innovators
  - McAfee IPS–Enterprise market leader; first to combine AV and IPS
  - McAfee Vulnerability Management–Enterprise market leader
  - McAfee Mobile–Worldwide thought and solution leader (e.g., NTT DoCoMo)

Headquarters
Santa Clara, California, United States

Web Site
www.mcafee.com

Financial Information

Founded
1989

Employees
More than 3,400

Ticker
NYSE: MFE

Revenues

Q1 2006: $272 million
FY 2005: $987.3 million
FY 2004: $911 million
FY 2003: $936 million
FY 2002: $1.04 billion
FY 2001: $1.07 billion
FY 2000: $709 million

Cash and Marketable Securities
$1.138 billion as of March 31, 2006


McAfee

Management

Chairman and CEO
George Samenuk

President
Kevin Weiss

CFO and COO
Eric Brown

CTO and EVP
Christopher Bolin

McAfee®

Grow faster than the industry and exceed profit objectives to maximize investor return Consistently deliver the best total customer and partner experience Promote a high-performance culture that rewards integrity, innovation, teamwork, results, a sense of urgency, and process excellence Shareholder Value Customer and Partner Experience People and Culture McAfee Corporate Mission & Goals Corporate Goals Our Mission: McAfee proactively secures systems and networks from known and as yet undiscovered threats worldwide. Home users, businesses, service providers, government agencies, and our partners all trust our unmatched security expertise and have confidence in our comprehensive and proven solutions to effectively block attacks and prevent disruptions.

Our Strategies to Achieve Our Goals McAfee Corporate Strategies Focus on Security We build, buy, partner and invest as needed to maintain our role as “thought leader” and “primary security provider” in all target markets Focus on Security Stakeholders We help consumers, small and medium businesses and large enterprises secure their information and manage associated risks Focus on Security Management Our offerings make information security easier to manage, leading to better protection at lower cost for our customers Focus on Profitable Security Channels Our business model is optimized for the channel and its evolving need for effective training, sales tools, marketing programs and business platforms Focus on Security Culture Leading edge security research and problem resolution is our DNA and the most valuable asset we deliver to customers. We cultivate this asset in a culture that emphasizes clear strategies, decisive action, innovation and results

Top Technologies for 2006 Information Security NEW-Assurance and Compliance Applications Disaster and Business Continuity Planning NEW-IT Governance NEW-Privacy Management Digital Identity and Authentication Technologies Wireless Technologies Application and Data Integration Paperless Digital Technologies NEW-Spyware Detection and Removal

Market Growth 2006 Market Size 57% 16% 61% 26% 15% $1,052 $465M $200M $646M $3,573 28% $580M Endpoint Security Web & Email Security Vulnerability Management Network Access Control Network IDS/IPS Risk Management $6,516MWINNER Forrester Wave, Enterprise Anti-Spyware 2006WINNER Forrester Wave, Client Security 2005Comprehensive Integrated Protection without Compromise Market Opportunity for McAfee Source: Gartner, IDC, Forrester

Why This Combination is Strategic McAfee strategy & where Citadel fits Pinkesh Shah Sr. Director Product Management McAfee Inc.

3 October 2006 19

Compliance Management Rounds Out the McAfee Security Risk Management Process


Assign business Value to assets 3
Discover all assets Across the network 2
Establish process Standards and guidelines 1
Review for policy compliance 10
Measure impact of security Decisions and actions 9
4 Determine vulnerabilities on assets
5 View potential threats
6 Determine risk level
$R = \frac{A}{CM_1} \times \frac{V}{CM_2} \times \frac{T}{CM_3} + \text{Compliance}$
7 Block intrusions In real-time
8 Enforce policies and Implement countermeasures
PRIORITIES
VULNERABILITIES
THREATS
RISK
PROTECTION
REMEDIATION
MEASUREMENT
COMPLIANCE
POLICY
ASSETS
Identify and prioritize ASSETS
Determine acceptable RISK
Manage COMPLIANCE
Implement appropriate PROTECTION

McAfee®

Integrate with Policy Definition Link to Controls Automated Checks Produce Scorecard Automated Remediation Citadel Rounds Out McAfee’s Security Risk Management Strategy Citadel rounds out McAfee’s Risk Management Strategy Security Policy Compliance Vulnerability Remediation Expands McAfee’s market opportunity by $800M The industry’s most comprehensive security risk management solution

Security Management Discovery Updating Notification Monitoring Policy Framework Citadel Rounds out the Components for McAfee’s Risk Management Strategy Anti-Virus Host Firewall Host IPS Anti-Spyware Compliance Management Threat Prevention Risk Management NAC / Policy Enforcement Vulnerability Management Policy Audit Remediation CITADEL

Security Risk Management Competitive Assessment – Before Citadel ˜»˜˜˜»»˜˜»»˜˜»»˜˜˜˜˜˜»˜»»˜»»»˜»˜˜»»˜˜˜˜»»˜˜˜»Integration Monitor Shield Mitigate Baseline Policy NIPS HIPS NAC ˜Monitor NVA »SC Audit Compliance »Patch »Configuration ˜Workflow »Integration »Policy

With Citadel, McAfee Offers the Industry’s Most Comprehensive Security Risk Management Solution ˜»˜˜˜˜˜˜˜˜˜˜»»˜˜»»˜˜˜˜˜˜»˜»»˜»»»˜»˜˜»»˜˜˜˜»»˜˜˜»Integration Monitor Shield Mitigate Baseline Policy NIPS HIPS NAC ˜Monitor NVA »SC Audit Compliance »Patch »Configuration ˜Workflow »Integration »Policy

Analyst Reaction to Citadel Acquisition Absolutely Thumbs Up! This is what customers are clamoring for. This is a very good acquisition for both McAfee customers and Citadel customers. McAfee's assessment of the competitive leadership position gained from the Citadel acquisition is accurate. McAfee will be in the lead – if they can execute.This acquisition is what we expected from McAfee, who is already well in the lead on integrated client security. Leveraging McAfee's endpoint leadership to enter into compliance and risk management makes sense.

Product Development Bryan Barney Sr. Vice President Product Development McAfee Inc.

Executive Overview McAfee is the industry’s preeminent security experts McAfee provides the industry’s most manageable and cost effective solutions McAfee’s Distinctive Competency

Executive Overview McAfee’s Product Strategy Single security agent - ToPS Best in class security solutions at the host, gateway, and in the network Single management console for each market segment Automate risk management process

Deep research capabilities via McAfee security research Respected authors and columnists Instructors Industry certified Keynote speakers at major security conferences Extensive toolset built by McAfee employees Assessment utilities Forensics tools Intrusion detection tools Scanning tools Stress testing tools Sixteen best-selling security books Embedded Security Expertise

3 October 2006 29

Embedded Security Expertise


Vancouver
Beaverton
Santa Clara
San Francisco
Los Angeles
Provo
Chicago
New York
Washington
Costa Rica
Sao Paolo
Amsterdam
Aylesbury, UK
Paris
Milan
Hamburg
Warsaw
Beijing
Tokyo
Hong Kong
Bangalore
Singapore
Sydney

McAfee Avert Labs – 23 Cities on 5 Continents

McAfee®

World-Wide R&DAylesbury England Waterloo Canada Beaverton Oregon Mission Viejo California Santa Clara California Sunnyvale California Carlsbad California Bangalore India Tokyo Japan Cork Ireland Shinzen China

Planned People InvestmentCreate strategic roles for existing development personnel Plan to dramatically grow in Development Quality Assurance Tech Publishing Content Development

Policy Compliance Approach Compliance Vulnerability Management Policy Enforcer Remediation ConceptConsolidated UI which allows the definition and enforcement of compliance policies; network access and regulatory Compliance data collected through agent and agent-less scanners Shared components for scanning and signatures NAC Policy Regulatory Policy

[LOGO]

Welcome to McAfee Product Development Citadel’s product and team is a key part in our strategy You will have a key role McAfee is investing in the future of Citadel’s Solution Roadmap planning is already started

Engineering Roadmap Next Steps Begin the planning to review and size the Q4 and Q1 releases with product management Participate in the planning of the risk management architecture Begin working through the key future milestones to integrate into McAfee Engineering No integration until closing, just planning

Joining the McAfee Family Darrell Rodenbaugh Senior Vice President Worldwide Field Operations McAfee Inc.

How Do We Get There?

Limitations on What We Can & Cannot Do There are regulatory and stockholder approvals necessary This transaction is not complete until those approvals are received and the company’s have closed their final agreement During this period we must: Compete, develop and market our products as if no merger is pending Limit the scope of sharing sensitive information to those individuals who are responsible for carrying out integration planning activities We cannot give customers, partners or the public the impression we are acting jointly or have combined operations prior to closing We must avoid the appearance of actual pre-closing integration We cannot use competitively sensitive information for sales activities We must continue to compete aggressively against the other party

Integration Gameplan Highlights What have we done so far: Aggressive Announce Day Communications Plan Analysts, GMT, Employees, Partners and Customers Announce +2 Hours Sales Training on both Sides Customer Executive Joint-Call “Outreach” Plan being executed It is CRITICAL to Plan then move rapidly - - Current Plan: EVERYONE will be considered for roles within McAfee: R&D / Engineering Sales, Consulting and Systems Engineering Other Roles for existing Open opportunities within McAfee Citadel to join McAfee in Plano/Herndon within 2 weeks of closing Citadel employees will join McAfee as “New McAfee Employees” Systems/Process/Back Office Integration complete by December 31

Key Milestone Timeline JOINT Integration Planning Meeting October 5 Meet with McAfee Management October 20 Benefits Overview Presentation October 25 Offer Letters & New Hire Packets October 27 Completed employment application Signed background review consent Employee Training Orientation First Week After Close Sales Training Bootcamp First Week After Close Target Date

Integration Game Plan 7 14 21 28 7 14 21 28 4 11 18 25 2 9 16 23 30 6 13 20 27 4 11 18 25 1 8 15 22 29 5 12 19 26 3 10 17 24 March April October November December January February August September Board Meeting LOI Complete 2007 > Initiate Customer Communications V 1 Marketing Tools & Messaging Due Diligence Final Agreement Primary Targets Identified Sales Training-Active Deals Pricing Complete & Submitted to Disti – NA / EMEA Formal Training Sales & Channel Roadshow NA / EMEA Partner Training NA / EMEA Closure Close ID’d Pipeline Acquired Employee Orientation & Training Supplemental Marketing Tools Creation Internal-MFE MFE-Citadel Public Dev / Eng. Formal Launch – New Functions Close Date Citadel Employee Offer Letters Operations, IT & Transition Channel Incentives Launch – NA / EMEA Recruiting, Hiring & Training of TBH Personnel Marketing & Training Materials Localized Formal Training Sales & Channel Roadshow ROW Partner Launch – ROW Development Team Transition Sales force Integration Complete Future IntegrationPhase II General Launch Phase III Integration Transition Phase I Pre-Launch & Limited Outreach

Communications Game Plan 8 10 12 16 8 10 12 16 6 7 8 9 10 12 14 16 18 8 10 12 16 8 10 12 16 Announcement Day A Day +1 A – Day +7 A Day -2 A Day -1 Internal-MFE Acquired Co Public Joint Press Release Notification to GMT Finalize AgreementPre-Brief Analysts McAfee Global Announcement Acquired Co Global Announcement Invitation – Sales Teams Customer Gameplan Invitation – Sales Teams Customer Gameplan Com to Acquired Partners Com to MFE Partners Sales Training Conference Call & Coms Plan Sales Training Conference Call & Coms Plan Sales Teams Coordinate & Plan Cust Exec Calls Sales Teams Conduct Customer Executive Calls PR Team & Spokespeople Respond to Inbound Information Requests McAfee Partner Briefing Acquired Co Partner Briefing Briefing to the Analysts Press Release Email to Top Customers Physical Letter to All Others Email to V-Flash Customers Email to all Partners Website Content Updated Email to All Employees Communication to Sales Functional Meetings Citadel All Hands Meeting Presentations available on Salesforce.com & Sharepoint Acquired Co All-Hands Meeting

McAfee Total Compensation

Welcome to McAfee ! Thank You